Principal Diversified Select Real Asset Fund
Supplement dated March 31, 2020
to the Prospectus dated February 10, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.
Delete all references to Principal Portfolio StrategiesSM from the prospectus and replace with Principal® Global Asset Allocation.